UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4131 Worth Avenue, Suite 500             Columbus, OH 43219
(Address of principal executive offices)          (Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01	MHO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 9, 2022, M/I Homes, Inc. (the “Company”) entered into a Sixth Amendment (the “Sixth Amendment”) to the Company’s unsecured revolving credit facility, dated July 18, 2013, among the Company, the lenders party thereto and PNC Bank, National Association, as administrative agent (as so amended, the “Credit Agreement”). The Sixth Amendment, among other things, increased the commitments from the lenders to $650.0 million from $550.0 million, extended the maturity to December 9, 2026 and increased the letter of credit sublimit to $250.0 million from $150.0 million. The Sixth Amendment also provides an accordion feature pursuant to which the maximum borrowing availability may be increased at the request of the Company to an aggregate of $800.0 million, subject to obtaining additional commitments from lenders and other terms and conditions of the Credit Agreement.

The Sixth Amendment also replaces LIBOR as the benchmark interest rate with the secured overnight financing rate (“SOFR”). As of September 30, 2022, there were no borrowings outstanding and $96.6 million of letters of credit outstanding under the Credit Agreement.

Certain of the lenders party to the Sixth Amendment are also lenders and/or serve as the administrative agent under a $200 million secured mortgage warehousing agreement with M/I Financial, LLC, a wholly-owned subsidiary of the Company, as borrower.

The foregoing summary is qualified in its entirety by reference to the Sixth Amendment which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. All capitalized terms not otherwise defined herein are as defined in the Credit Agreement.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-
BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth above under Item 1.01 relating to the Company’s entry into the Sixth Amendment is hereby incorporated by reference into this Item 2.03.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit No.	Description of Exhibit

10.1	Sixth Amendment to Credit Agreement, dated December 9, 2022, by and among M/I Homes, Inc., as borrower, the lenders party thereto, and PNC Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*

         *Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 9, 2022

M/I Homes, Inc.

By:	/s/ Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President, Controller and Chief Accounting Officer